GERHARD ]. PETZALL Law Offices of Gerhard J. Petzall, L.L.C. ATTORNEYS AT LAW 16216 Baxter Rd., Suite 350 St. Louis, Missouri 63017 (314) 241-6890 Fax: (314) 241-2389 January 18,2018 Mr. Chris Barnes Cherokee Properties 4931Lindell #602 St. Louis, MO 63108 Re: Lease Amendment #2 Dear Chris: Enclosed is the lease signed by Alok IVlaskara and one of the originals which you executed. The two documents together constitute the Lease Amendment. All the best, /<3_ Gerhard J. Petzall GJP:bw Enclosure

LEASE AMENDMENT NO. 2 This Lease Amendment No. 2 ("Amendment 2") is entered into as of the 7^- .-T- day of J^'1^ , 2018, by and between CHEROKEE PROPERTIES, INC., a Missouri corporation ("Landlord") and MAGNESIUM ELEKTRON NORTH AMERICA, INC., a Delaware corporation ("Tenant"), for the purpose of amending the Lease Agreement between Landlord and Tenant dated August 13, 2003 as previously amended on August 13, 2005 (the Lease Agreement and Lease Amendment No. 1 hereafter sometimes collectively referred to as "the Lease"). Unless otherwise specified herein, all capitalized terms used herein shall have meanings assigned to them in the Lease. WHEREAS, pursuant to the Lease, Tenant is currently occupying certain portions of the Property located at 1001 College Street, Madison, Illinois more fully described in the Lease as the Demised Premises consisting of 803795 square feet; and WHEREAS, Landlord and Tenant desire to further amend the Lease to include additional space to the Demised Premises upon the terms and conditions herein contained. NOW THEREFORE for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows: /st-T_.. .„.:, 1. Effective as of the _/_of J^T^ , 2018 (the "Effective Date"), in addition to the Demised Premises described in the Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, Buildings number 10 and 2 as described and depicted on Exhibit A to Lease Amendment No. 1 consisting of an additional 105,700 square feet (hereafter referred to as "Additional Demised Premises") the term of the lease for the Additional Demised Premises to run concurrently with the term of the Lease.

2. The annual rent for the Additional Demised Premises shall be $12,000.00 payable in equal monthly installments of $1,000.00 each and payable together with the rent payments specified in the Lease and such rent for the Additional Demised Premises will remain so until the termination of the Lease without escalation or increase in Tenants' Proportionate Share of Common Area Charges.

3. Binding Effect. Except as modified by this Lease Amendment No. 2 all other provisions of the Lease shall remain in full force and effect and unchanged.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

LANDLORD:	TENANT:
CHEROKEE PROPERTIES, INC.	MAGNESIUM ELEKTRON NORTH AMERICA, INC.
_______________________	[signature]
Name:	Name: ALOK MASKARA
Title:	Title Director @ CBG Luxfer

LEASE AMENDMENT NO. 2 This Lease Amendment No. 2 ("Amendment 2") is entered into as of the lst_ day of January, 2018, by and between CHEROKEE PROPERTIES, INC., a Missouri corporation ("Landlord") and MAGNESIUM ELEKTRON NORTH AMERICA, WC., a Delaware corporation ("Tenant"), for the purpose of amending the Lease Agreement between Landlord and Tenant dated August 13, 2003 as previously amended on August 13, 2005 (the Lease Agreement and Lease Amendment No. 1 hereafter sometimes collectively referred to as "the Lease"). Unless otherwise specified herein, all capitalized terms used herein shall have meanings assigned to them in the Lease. WHEREAS, pursuant to the Lease, Tenant is currently occupying certain portions of the Property located at 1001 College Street, Madison, Illinois more fully described in the Lease as the Demised Premises consisting of 803,795 square feet; and WHEREAS, Landlord and Tenant desire to further amend the Lease to include additional space to the Demised Premises upon the terms and conditions herein contained. NOW THEREFORE for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows: 5 1. Effective as of the _lst_of January, 2018 (the "Effective Date"), in addition to the Demised Premises described in the Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, Buildings number 10 and 2 as described and depicted on Exhibit A to Lease Amendment No. 1 consisting of an additional 105,700 square feet

(hereafter referred to as "Additional Demised Premises") the term of the lease for the Additional Demised Premises to run concurrently with the term of the Lease. 2. The annual rent for the Additional Demised Premises shall be $12,000.00 payable in equal monthly installments of $1,000.00 each and payable together with the rent payments specified in the Lease and such rent for the Additional Demised Premises will remain so until the termination of the Lease without escalation or increase in Tenants' Proportionate Share of Common Area Charges. 3. Binding Effect. Except as modified by this Lease Amendment No. 2 all other provisions of the Lease shall remain in full force and effect and unchanged. IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written. LANDLORD: TENANT: CHEROKEE PROPERTIES, INC. MAGNESIUM ELEKTRON NORTH AMERICA, INC. ^Vt- Name: ^f^i~A. S<.^^ Name: Title:itle: /< ,« Title r^^-e^